Cooper Standard 1Q 2011 First Quarter 2011 Earnings Call May 11, 2011 Exhibit 99.2

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Introduction & Agenda
•
Introduction:
Glenn Dong, Treasurer
•
Executive Overview:
Jim McElya, CEO
•
Business Highlights:
Keith Stephenson, COO
•
Financial Review & Updated Guidance:
Allen Campbell, CFO
•
Questions & Answers

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Safe Harbor

In addition to historical information, certain statements contained herein are forward-looking statements within the meaning of federal securities laws, and Cooper Standard Automotive (Cooper Standard) intends that such forward-
looking statements be subject to the safe-harbor created thereby. These forward-looking statements include statements concerning the company’s plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends, the impact of “fresh-start” accounting, the impact of the company’s bankruptcy on its future performance and other information that is not historical information. When used herein, the words “estimates,” “expects,” “anticipates,”
“projects,” “plans,” “intends,” “believes,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,”
or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements.
All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data, are based upon Cooper Standard’s current expectations and various assumptions. Cooper
Standard’s expectations, beliefs and projections are expressed in good faith, and Cooper Standard believes there is a reasonable basis for them. However, no assurances can be made that these expectations, beliefs and projections will be achieved. Forward-looking statements are not guarantees of future performance and are subject to significant risks and uncertainties that may cause actual results or achievements to be materially different from the future results or achievements expressed or implied by the forward-looking statements.

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Safe Harbor

This presentation includes forward-looking statements, reflecting current analysis and expectations, based on what are believed to be reasonable assumptions. Forward-looking statements may involve known and unknown risks, uncertainties and other factors, which may cause the actual results to differ materially from those projected, stated
or implied, depending on many factors, including, without limitation: the inability to compare the company’s financial condition or results historically due to fresh start accounting; the company’s emergence from bankruptcy will reduce or eliminate certain tax benefits; the company’s emergence from bankruptcy may adversely affect its operations going forward; the company’s dependence on the automotive industry; the company’s dependence on certain major customers; the company's ability to generate cash to service its indebtedness and dividend obligations of preferred shares; availability and cost of raw materials; the uncertainty of the company’s ability to meet significant increases in demand; competition in the industry; sovereign and other risks related to the company conducting operations outside the United States; natural disasters; the uncertainty of the company’s ability to achieve expected cost reduction savings; the company’s exposure to product liability and warranty claims; labor conditions; escalating pricing pressures from our customers; the company’s ability to meet customers’ needs for new and improved products in a timely manner; potential conflicts of interests between certain shareholders and the company; the company’s legal rights to its intellectual property portfolio; the company’s underfunded pension plans; the actual return on pension assets; environmental and other regulations; the possibility that the company’s acquisition strategy will not be successful; and the possibility of impairment charges relating to goodwill and long-lived assets.
There may be other factors that may cause the company’s actual results to differ materially from the forward-looking statement. Accordingly, there can be no assurance that Cooper Standard will meet future results, performance or achievements expressed or implied by such forward-looking statements. This paragraph is included to provide a safe harbor for forward-looking statements, which are not generally required to be publicly revised as circumstances change and which Cooper Standard does not intend to update.
There may be other factors that may cause the company’s actual results to differ materially from the forward-looking statements. Cooper Standard undertakes no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

Jim McElya Chairman & CEO Executive Overview 1Q 2011

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Executive Overview:  First Quarter 2011 Review
• Strong top and bottom-line results:
– Sales growth of 15.5%, up across all regions
– Adjusted EBITDA margin of 13.3%
• Demonstrating the value of our:
– Global and diversified customer base
– Advantageous business model
– Cost discipline
– Focus on quality

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Executive Overview:  First Quarter 2011 Review
• Strategic progress:
– High quality wins consistent with global and diverse
customer positioning
– Recent opportunistic transactions support revenue
growth strategies
» FMEA / Barre-Thomas and Nishikawa: Global
platforms, emerging markets
» USi: Technology

Executive Overview:
FMEA / Barre-Thomas Transaction
• Material strategic and financial benefits, minimal cash
investment
• 51% ownership of joint venture with FMEA combining
our French body sealing operations with the operations
of Barre-Thomas
• Strategic benefits:
– Expands leadership position in body sealing
– Establishes AVS and hose capability in Europe

All of Cooper Standard’s product lines are now highly
competitive for global platform awards.
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Executive Overview:  Industry Trends
• Vehicle mix changes
• Raw material costs increase
• Increased demand for new technology
• Strong demand for engineers
• Japanese earthquake impact affecting
production schedules

Business Highlights 1Q 2011 Keith Stephenson Chief Operating Officer

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Business Highlights 1
st
Quarter
• Sales improvement due to recovering volumes and
favorable mix
• Increased sales across all regions
• Several important new business wins
• Barre-Thomas deal helping to drive additional
business opportunities

Sales By Region & Product Groups
Q1 2011 = $688.8 Million
Unconsolidated JV’s – HASCO and NISCO
Sales By Product As Reported
Sales By Product Unconsolidated JVs
Sales By Region With Unconsolidated JVs
Sales By Region As Reported
North
America
52%
Europe
35%
Asia
Pacific
8%
South
America
5%
Sealing
49%
Fuel, Brake &
Emissions
27%
Thermal
Management
10%
Specialty
Markets
4%
Anti-Vibration
Systems
10%
North
America
52%
Europe
31%
Asia
Pacific
12%
South
America
5%
Sealing
54%
Fuel, Brake
& Emissions
25%
Thermal
Management
9%
Specialty
Markets
3%
Anti-
Vibration
Systems
9%
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Cooper Standard’s Top 20 Platforms Q1 2011

#5 GM
LaCrosse
#2 Ford
Tribute/Escape
#20 Peugeot
308
#1 Ford
F-150
#7 GM
Silverado/Sierra
#9 Ford
Fusion / Edge
#13 Fiat
Linea/Punto/Stilo/Bravo
#8 Ford
Explorer
#14 VW
Passat
#3 GM
Tahoe/Yukon/
Escalade
#4 Ford
Fiesta/Fusion
#10 GM
Impala
#6 Ford
Mondeo/Freelander/
V50/V70
#11 Ford
Ecosport
#12 Dodge
200 / Challenger
#19 GM
Traverse/Acadia
#15 Ford
F-Series Super Duty
#18 GM
Cruze
#17 Chrysler
Doger Ram
#16 BMW
3 Series
Cooper
Standard
products are
consistently
on the top
selling
global
platforms
Broad customer mix across multiple vehicle segments

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Vehicle Launches 1
st
Quarter 2011

– Ford F-150
Thermal Management
– Ford Focus
Sealing
– GM Chevrolet Camaro
Convertible Sealing
– Honda Civic
Sealing
– Nissan Altima
Thermal Management
– Nissan Leaf
Thermal Management
– Nissan Commercial Van
Thermal Management
Sealing
– Renault  3008
Thermal Management
– Volkswagen Golf Cabriolet
Sealing
Renault 3008
VW Golf
Nissan Altima
Honda Civic
GM Chevrolet Camaro
Ford Focus
Note: Photos are representative and may not reflect final production models

USi Transaction
• Proprietary technology
• Acquisition of USi, Inc., from Ikuyo Co. Ltd. of Japan
• Unique coating for surface and a full-range of bright
trim sealing assemblies that are quickly gaining
popularity
Plan to extend technology and capabilities to
European and Brazil businesses
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Financial Overview 1Q 2011 Allen Campbell Chief Financial Officer

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Opportunistic Transactions:  Immediate benefits
• In addition to strategic benefits:
• FMEA / Barre-Thomas:  French supplier consolidation
• Adds three European facilities and Indian JV
• JV self-funds incremental restructuring expense
• Minimal incremental cash investment
• USi:  Unique technology
• Adds one facility
• $6 to $8 million in 2011 sales
• Nishikawa:  Long-term partner, utilized asset exchanges
• Will bring capability for Thailand production
• Recorded a $11.4 million gain in Q1

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Q1 2011 Performance

$ Millions
Net Sales
Operating Profit
Gross Profit
Q1 2011 Q1 2010
$  688.8 $ 596.3
$   51.4 $   51.0
$  120.8 $  104.5
Net Income
$   44.9 $     3.4
Adjusted EBITDA
(excluding qtr. one times)
$    91.9 $   74.2
% Margin 13.3% 12.4%
SGA
$   60.9 $   53.1

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EBITDA and Adjusted EBITDA Reconciliation

$ USD Millions 2010
2011
Net Income $3.4 $ 44.9
Provision for income tax expense
7.3
EBITDA $43.7
$ 96.0
Restructuring
0.3 4.6
Adjusted EBITDA
$ 74.2 $ 91.9
12.3
3 Months Ended March 31st
Net interest expense
11.8
9.9
Depreciation and amortization 21.2
28.9
Unrealized FX loss
23.3
Stock-based compensation
--
EDITDA and Adjusted EBITDA are Non-GAAP measures. Reference comments on slide 24
Joint venture adjustment --
Reorganization costs
-- 2.7
0.4
Net gain on partial sale of joint venture
0.2 - Other
6.3
--
-- (11.4)

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Cash Flow 1Q 2011

Cash Balance as of December 31 294.5 $
   Cash used (34.8)
Cash Balance as of March 31 259.7 $
($ in Millions)
Q1 - 2011
Cash from business 66.3 $
Pension funding (25.6)
Changes in operating assets & liabilities (62.3)
Cash used in Operations (21.6) $
Capital Expenditures (16.2)
Cash used in Operations less CAPEX (37.8) $
Proceeds from partial sale of joint venture 16.0
Acquisition of business, net of cash acquired (6.4)
Proceeds from sale of assets 0.3
Financing activities (4.2)
Foreign exchange/other (2.7)
Net Cash used in Q1 (34.8) $

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Revised  Guidance*
• Sales:  $2.7 billion - $2.8 billion
• Capital expenditures: $95 million - $105 million
• Cash restructuring: $30 million - $40 million
• Cash taxes:  $25 million - $30 million
* Forecast is based on Cooper Standard estimates for North American production of 13.3. million, and Europe
(including Russia) production of 19.2 million.

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Non-GAAP Financial Measures

EBITDA and adjusted EBITDA are measures not recognized under Generally
Accepted Accounting Principles (GAAP) which exclude certain non-cash and non-
recurring items.
When analyzing the company’s operating performance, investors should use
EBITDA and adjusted EBITDA in addition to, and not as alternatives for, net income
(loss), operating income, or any other performance measure derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the company’s performance. EBITDA and adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for analysis of the company’s results of operations as reported under GAAP. Other companies may report EBITDA and adjusted EBITDA differently and therefore
Cooper Standard’s results may not be comparable to other similarly titled measures of other companies.
A table setting forth a reconciliation of EBITDA and Adjusted EBITDA to net income, which is the most directly comparable financial measure in accordance with U.S.
GAAP, is found in the Company’s press release dated May 11, 2011 with respect to first quarter 2011 earnings results. A copy of the press release is available on the
Company’s website at cooperstandard.com.

Questions & Answers

Q1 2011 Summary
• Effectively executing on our business plan
• New business: global platforms, emerging markets, premier
brands
• Smart acquisitions fill strategic needs and complements organic growth
• Effectively managing impact of raw material pricing and sourcing issues
• All while maintaining quality

Ready to Thrive in the New Competitive Landscape
and Drive Shareholder Value
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